Filed pursuant to Rule 497(a)

File No. 333-189307

Rule 482 ad.

StoneCastle Financial Corp. Announces Partial Exercise of Overallotment Option

NEW YORK, New York – December 3, 2013 – StoneCastle Financial Corp. (“StoneCastle Financial”) (NASDAQ: BANX) today announced that the underwriters of its initial public offering exercised a portion of their overallotment option and purchased an additional 125,000 shares of common stock, to be sold at $25 per share. StoneCastle Financial’s shares began trading on November 7, 2013 on the NASDAQ Global Select Market under the symbol “BANX.”

Following the partial exercise of the overallotment option, StoneCastle Financial has 4,529,001 total shares outstanding.

StoneCastle Financial is an SEC registered closed-end investment company established to serve as an investor in community banks seeking capital for organic growth, acquisitions, share repurchases and other refinancing activities. In accordance with its investment objectives, StoneCastle Financial seeks to invest in privately held and publicly traded community banks through preferred equity, subordinated debt and common equity.

Keefe, Bruyette & Woods, a Stifel Company, Baird and Oppenheimer & Co. acted as joint book-running managers for the offering. BB&T Capital Markets, Halliday Financial, JMP Securities, Pershing LLC, Sterne Agee and Wunderlich Securities acted as senior co-managers for the offering. Williams Trading LLC and Ascendiant Capital Markets, LLC acted as co-managers for the offering. Nixon Peabody LLP acted as counsel to StoneCastle Financial and Dentons US LLP acted as counsel to the underwriters.

This offering is being made only by means of a prospectus, dated November 6, 2013, copies of which may be obtained from Keefe, Bruyette & Woods, Inc., Attn: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019 or by telephone (800) 966-1559; from Robert W. Baird & Co. Incorporated, Attention: Syndicate Department, 777 East Wisconsin Ave., Milwaukee, WI 53202 or by telephone (800) 792-2473; or from Oppenheimer & Co. Inc., Attn: Syndicate Department, 85 Broad Street, 26th Floor, New York, NY 10004 or by telephone (212) 667-8563. Prospective investors should read this prospectus carefully before investing. Before investing, investors are advised to consider carefully the investment objectives, risks and charges and expenses of StoneCastle Financial. The prospectus contains this information and other important information about StoneCastle Financial.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About StoneCastle Financial

StoneCastle Financial is an SEC regulated, closed-end investment company established to serve as an investor in community banks seeking capital for organic growth, acquisitions, share repurchases and other refinancing activities. StoneCastle Financial targets its investments into community banks that have experienced management teams, stable earnings, sustainable markets and growth opportunities. Its primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation, through preferred equity, subordinated debt and common equity investments predominantly in U.S. domiciled community banks. StoneCastle Financial is managed by its external advisor StoneCastle Asset Management LLC. To learn more, visit www.stonecastle-financial.com.

Forward-Looking Statements

This press release contains statements that are not historical facts that are forward-looking statements based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of shares of common stock, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in StoneCastle Financial’s filings with the Securities and Exchange Commission.

CONTACT:

Investor Relations:

Stephen Swett

347-887-0399

Public Relations:

Brian Ruby

203-682-8268

Source: StoneCastle Financial Corp.